UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 23, 2005

PRECIS, INC.

(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2040 North Highway 360
Grand Prairie, Texas 75050

(Address of principal executive offices)

(866) 578-1665

(Issuer’s telephone number)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PRECIS, INC.

Fork 8-K

Current Report

Table of Contents

Item 8.01	Other Events

Signature

Item 8.01                                                 Other Events

Judith H. Henkels, our former C.E.O., President, and Chairperson, filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 today.  The statement reports that Ms. Henkels released her interest in 371,009 shares of our common stock.  The disposition of her interest in the shares is the result of a property settlement agreement entered into by Ms. Henkels in connection with the dissolution of her marriage to Leland S. Chaffin, Jr.  The shares were originally issued to and were held by Mr. Chaffin but, because of community property laws, had been reported as beneficially owned by Ms. Henkels.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.

	By:	/s/ Frank Apodaca

Frank Apodaca
President

Dated: June 23, 2005